UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2012

Hydromer, Inc. (Exact name of registrant as specified in its chapter)

New Jersey (State or other jurisdiction of incorporation)	001-31238 (Commission File Number)	22-2303576 (IRS Employer Identification No.)

35 Industrial Parkway Branchburg, N.J. (Address of principal executive offices)	08876 (Zip Code)

Registrant's telephone number, including area code (908) 722 – 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events

Press Release Announcing Hydromer, Inc. Entering Into an Exclusive Supply and Support Agreement on its Anti-Frost Freezer Door Coating

EXHIBIT INDEX

Exhibit No.                                          Description of Exhibit

 99.47                                                  Press Release issued July 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_______Hydromer, Inc._______ Registrant _______/s/ Robert Y. Lee_______
Date __ July 18, 2012____	Robert Y. Lee Chief Financial Officer